FINANCIAL INCOME, NET	12 Months Ended
Dec. 31, 2024
FINANCIAL INCOME, NET
FINANCIAL INCOME, NET

NOTE 16: -FINANCIAL INCOME, NET

	Year ended
	December 31,
	2024	2023	2022

Bank charges and other financial expenses	$(99)	$(76)	$(1)
Exchange rate gain (loss), net	23	(1,550)	1,151
Accretion of discount of marketable securities, net	1,304	547	—
Interest income, net	11,078	5,362	97
	$12,306	$4,283	$1,247